PROXY AGREEMENT

代理协议

This Shareholder's Voting Rights Proxy Agreement (this "Agreement") is made and entered into by and between the following parties on Sept 8, 2010 in Wuwei City, Gansu Province, the People's Republic of China ("China" or the "PRC").
本独家投票权代理协议（"本协议"）由以下双方于 2010 年 9 月 8 日在中华人民共和国（"中国"）甘肃省武威市签署:

Party A : Gansu Zhengnong Sunflower Industry Co., Ltd
Address: Chengdong Industry Development District, Minqin County, Wuwei Ctiy, Gansu Province
甲方： 甘肃正农葵花产业有限公司
地址： 甘肃省武威市民勤县城东工业开发区

Party B: Wei Mingguang
Address: RM 502, Unit 3, Building 1, No. 40 Chongwen Street, Liangzhou District, Wuwei City, Gansu Province
乙方： 魏明广
地址： 甘肃省武威市凉州区崇文街 40 号 1 栋 3 单元 502 室

Each of Party A and Party B shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.
甲方和乙方以下各称为"一方"，统称为"双方"。

RECITALS
陈述

(1) Party A is a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and sale of refined sunflower seed oil and its management.
甲方为依中国法在中国设立的外商独资企业，专业进行葵花籽精炼油系列产品的加工、销售及管理业务。

(2) As of the date of the Agreement Party B is the controlling shareholder of Gansu JOY Agricultural Technology Co., Ltd (the "Company") by holding 99.44% of equity interests.
在本协议签署日，乙方是甘肃敬业农业科技有限公司（"公司"）的控股股东，持有 99.44%股权。

(3) Party B desires to grant to Party A a proxy to vote all of Party B's shares in the Company.
乙方愿意授予甲方以乙方所持有的公司股权作为乙方代理人在股东／所有人会议上的投票权利。

NOW THEREFORE, the parties agree as follows:
鉴于此，各方达成如下协议：

1. Party B hereby agrees to irrevocably grant and entrust Party A as his exclusive agent and attorney with all of Party B's voting rights as a shareholder of the Company and to vote on his behalf on all matters requiring shareholder approval, including but not limited to, the sale, transfer, pledge, or disposition of his shareholding in the Company. Party A shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of the Company. This agreement shall be irrevocable and continuously valid from the date of execution of this agreement, so long as Party B is a shareholder of the Company.
1. 乙方在此同意不可撤销地许可和授权甲方作为其唯一的排他的代理人行使公司股东／所有人的投票权，并代表其对需要股东同意的所有事项进行投票，包括但不限于其股权的出售、转让、质押或处置。甲方应当根据中国法律和公司章程行使该投票权。自授权委托书签署之日起，在乙方为公司股东期间，本协议不可撤销并持续有效。

2. Party A may from time to time establish and amend rules to govern how Party A shall exercise the powers granted to it by Party B herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize or take any action and to sign documents evidencing the taking of such action, and Party A shall only take action in accordance with such rules.
2. 甲方可以设立或修改适用于有关于如何行使乙方赋予的权力的规则。包括但不限于授权，进行行为和签订证明进行行为的文件所需要的甲方董事人数或比例。甲方须根据上述规则进行行为。

3. All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of the Company, Party B shall appoint the person designated by Party A with the voting rights held by Party B. Party B shall not transfer its equity interests of the Company to any individual or company (other than Party A or the individuals or entities designated by Party A).
3. 各方在此认识到，不管公司股权有任何变化，乙方都应当授权甲方任命的人士行使所有乙方股东／所有人投票权权利；乙方不得将其在公司中的股东／所有人权益转让给任何个人或其他公司（除非甲方或其他甲方指定的人或者

实体）。

4. This Agreement has been duly executed by the Parties as of the date first set forth above and shall be effective simultaneously and remains valid so long as Party B remains the shareholder of the Company.
4. 本协议由各方在上述第一个日期适当签署，并在签订时生效，并且只要乙方仍为公司股东，本协议继续有效。

5. Party B represents and warrants to Party A that Party B owns all of the shares of the Company, free and clear of all liens and encumbrances, and Party B has not granted to anyone, other than Party A, a power of attorney or proxy over any of such shares or in Party B's rights as a shareholder of the Company. Party B further represents and warrants that the execution and delivery of this Agreement by Party B will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to Party B.

5. 乙方向甲方陈述和保证：乙方拥有所有公司股权，并且没有任何抵押和负担。乙方除了甲方未有向任何人授予任何股权和作为公司股东／所有人的乙方的权利的授权书。乙方进一步陈述和保证乙方签署或交付本协议不违反适用于乙方的法律，法规，司法决定，行政命令，仲裁裁决，合同或契约。

6. This Agreement may not be terminated without the unanimous consent of both Parties, except that Party A may, by giving thirty (30) days prior written notice to Party B hereto, terminate this Agreement.
6. 除非甲方提前 30 天通知可以终止本协议外，本协议非经双方一致同意不得终止。

7. Any amendment and/or rescission shall be agreed by the Parties in writing.
7. 本协议的任何修改和／或解除都必须采用书面形式。

8. The execution, validity, construction and performance of this Agreement shall be governed by the laws of PRC.
8. 本协议的签署，效力，解释和履行适用中国法律。

9. This Agreement has been executed in two (2) duplicate originals in English and Chinese, each Party has received one (1) duplicate original, and all originals shall be equally valid.
9. 本协议用英语和中文制作两份，每一方持有一份，每一份都具有同等效力。

10. Any dispute arising from, out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute

through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

10. 双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

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（签字页）

IN WITNESS WHEREOF each party hereto has caused this Proxy Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

本协议各方或其授权代表签署本协议。

PARTY A: Gansu Zhengnong Sunflower Industry Co., Ltd

甲方: 甘肃正农葵花产业有限公司

Legal/Authorized Representative: ______________

法定代表人/或被授权人（签字）:

Name: Fu Denian

姓名: 付德年

Title: Director

职务: 董事

PARTY B:

乙方:

____

By: Wei Mingguang

魏明广

（PRC ID Card No.: 610404196711051014）

中华人民共和国身份证号：610404196711051014